UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 1, 2012

Commission file number:     000-53662

BUTTE HIGHLANDS MINING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	81-0409475
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P.O. Box 99, Liberty Lake, WA	99019
(Address of principal executive offices)	(Zip Code)

509) 979-3053

(Issuer's telephone number, including area code)

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

At the Company’s Annual Meeting held on February 1, 2012 the following persons were elected as directors of the Company to serve for a term of one year, and in each case until their respective successors have been duly elected and qualified.

Paul A. Hatfield

Susan Ann Robinson-Trudell

Doris Marie Prater

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Company’s Annual Meeting held on February 1, 2012 the shareholders of the Company approved the amendment of the Company’s Articles of Incorporation to (a) increase the authorized shares of the Company’s Class A Common Stock from 23,292,907 to 500,000,000 shares; and (b) to authorize a class of Preferred Stock consisting of 20,000,000 shares.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,

BUTTE HIGHLANDS MINING COMPANY

Date: February 7, 2012

By: /s/ Paul Hatfield

Paul Hatfield, President